                           FREMONT GENERAL CORPORATION

                          NOTICE OF GUARANTEED DELIVERY

                                OFFER TO EXCHANGE


        $200,000,000 SERIES B                        $225,000,000 SERIES B
     7.70% SENIOR NOTES DUE 2004                  7.875% SENIOR NOTES DUE 2009
                 FOR                                          FOR
            $200,000,000                                  $225,000,000
     7.70% SENIOR NOTES DUE 2004                  7.875% SENIOR NOTES DUE 2009

                           PURSUANT TO THE PROSPECTUS
                                DATED _____, 1999

--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. NEW YORK
CITY TIME ON ______, ______, 1999, UNLESS EXTENDED (THE "EXPIRATION DATE")
--------------------------------------------------------------------------------

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                     FIRST CHICAGO TRUST COMPANY OF NEW YORK


         By Mail:                  By Hand Delivery:           By Overnight Courier:
  Corporate Actions Dept.     c/o Securities Transfer and     Corporate Actions Dept.
         Suite 4660             Reporting Services Inc.              Suite 4680
        PO Box 2569           100 William Street, Galleria    14 Wall Street, 8th Flr.
Jersey City, NJ 07303-2569         New York, NY 10038            New York, NY 10005
                             Attn: Corporate Actions Dept.
                               By Facsimile Transmission:
                            (for eligible institutions only)
                                   (201) 222-4720 or
                                     (201) 222-4721

                   Confirm Facsimile Transmission Only by Telephone:
                                     (201) 222-4707

        DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        As set forth in the Prospectus dated ______, 1999 (as it may be supplemented and amended from time to time, the "Prospectus") of Fremont General Corporation (the "Company") under "The Exchange Offer--Guaranteed Delivery Procedures," and in the Instructions to the related Letter of Transmittal (the "Letter of Transmittal"), if time will not permit the Letter of Transmittal to reach the Exchange Agent, or the procedures for book-entry transfer cannot be completed, on or prior to the Expiration Date, then this form, or one substantially equivalent hereto, or an Agent's Message relating to the guaranteed delivery procedures, must be used to accept the Company's offer (the "Exchange Offer") to exchange up to $200,000,000 principal amount of its Series B 7.70% Senior Notes due 2004 and up to $225,000,000 principal amount of its Series B 7.875% Senior Notes due 2009 (collectively, the "Exchange Notes") for up to $200,000,000 principal amount of its 7.70% Senior Notes due 2004 and up to $225,000,000 principal amount of its 7.875% Senior Notes due 2009 (collectively, the "Initial Notes"), respectively, from the registered holders (individually, a "Holder" and collectively, the "Holders") thereof.

        This form must be delivered by an Eligible Institution (as defined herein) by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth above. If a signature on the Letter of Transmittal is required to be guaranteed by a Medallion Signature Guarantor under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal. This form may not be used to guarantee signatures.

        Questions and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address above. Beneficial owners may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

LADIES AND GENTLEMEN:

        The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (receipt of which is hereby acknowledged), the principal amount of the Initial Notes specified below pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures" and in Instruction 2 to the Letter of Transmittal. The undersigned hereby authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company with respect to the Initial Notes tendered pursuant to the Exchange Offer.

        The undersigned understands that Initial Notes will be exchanged only after timely receipt by the Exchange Agent of (i) such Initial Notes or a Book-Entry Confirmation, and (ii) a Letter of Transmittal (or a manually signed facsimile thereof), including by means of an Agent's Message, of the transfer of such Initial Notes into the Exchange Agent's account at the Book-Entry Transfer Facility with respect to such Initial Notes, properly completed and duly executed with any signature guarantees and any other documents required by the Letter of Transmittal within two business days after the execution hereof. The undersigned also understands that the method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the Holder and the delivery will be deemed made only when actually received by the Exchange Agent.

        THE UNDERSIGNED UNDERSTANDS THAT TENDERS OF INITIAL NOTES WILL BE ACCEPTED ONLY IN DENOMINATIONS OF $1,000 OR AN INTEGRAL MULTIPLE THEREOF. THE UNDERSIGNED ALSO UNDERSTANDS THAT TENDERS OF INITIAL NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

        All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery and shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

        All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

                            PLEASE SIGN AND COMPLETE


-----------------------------------------------------------------------------------------------
                                  7.70% INITIAL NOTES DUE 2004
-----------------------------------------------------------------------------------------------
Signature(s) of Holder(s) or Authorized           Date:_______________________________________
Signatory:__________________________________
____________________________________________      Address:____________________________________
____________________________________________      ____________________________________________

Name(s) of Holder(s):_______________________      Area Code and Tel. No.:_____________________
____________________________________________      ____________________________________________
                                                  If Initial Notes will be delivered by book-entry
                                                  transfer, check book-entry transfer facility
Principal Amount of Initial Notes tendered:       below:

____________________________________________      [ ]     The Depository Trust Company
Certificate No.(s) of Initial Notes (if
available):

____________________________________________      DTC No.:____________________________________

                                                  Account No.:________________________________

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                 7.875% INITIAL NOTES DUE 2009
-----------------------------------------------------------------------------------------------
Signature(s) of Holder(s) or Authorized           Date:_______________________________________
Signatory:__________________________________
____________________________________________      Address:____________________________________
____________________________________________      ____________________________________________

Name(s) of Holder(s):_______________________      Area Code and Tel. No.:_____________________
____________________________________________      ____________________________________________
____________________________________________      If Initial Notes will be delivered by book-entry
                                                  transfer, check book-entry transfer facility
Principal Amount of Initial Notes tendered:       below:

____________________________________________      [ ]     The Depository Trust Company
Certificate No.(s) of Initial Notes (if
available):
                                                  DTC No.:____________________________________

                                                  Account No.:________________________________

-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear(s) on certificates) for Initial Notes or on a security position listing as the owner of Initial Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery without alteration, enlargement or any change whatsoever. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)


Name(s):________________________________________________________________________

________________________________________________________________________________

Capacity:_______________________________________________________________________

Address(es):____________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Daytime Area Code and Telephone Number:_________________________________________

DO NOT SEND INITIAL NOTES WITH THIS FORM. INITIAL NOTES SHOULD BE SENT TO THE EXCHANGE AGENT WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER
OF TRANSMITTAL.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GUARANTEE

                    (MAY NOT BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member in good standing of the Securities Transfer Agents Medallion Program (an "Eligible Institution"), hereby guarantees that the Initial Notes tendered hereby are in proper form for transfer (pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures"), and that the Exchange Agent will receive (a) such Initial Notes, or a timely confirmation of a book-entry transfer of such Initial Notes to a Book-Entry Transfer Facility and (b) a properly completed and duly executed Letter of Transmittal or manually signed facsimile thereof (or Agent's message) with any required signature guarantees and any other documents required by the Letter of Transmittal within two business days after the date of execution hereof.

     The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and Initial Notes to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:_________________________________________________________

Authorized Signature:_________________________________________________

Title:________________________________________________________________

Address:______________________________________________________________

______________________________________________________________________
                             (Zip Code)

Area Code and Telephone Number:_______________________________________

Date:_________________________________________________________________

--------------------------------------------------------------------------------